SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 22, 2014

ALCO STORES, INC.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Freeport Parkway, Coppell, Texas 75019

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (469) 322-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On July 22, 2014, ALCO Stores, Inc. (the “Company”) entered into a First Amendment to Amended and Restated Rights Agreement (the “Restated Rights Agreement Amendment”) with Computershare Trust Company, N.A. (the “Rights Agent”), to the Amended and Restated Rights Agreement (the “Restated Rights Agreement”), dated as of June 9, 2014, by and between the Company and the Rights Agent.  The purpose of the Restated Rights Agreement Amendment was to add a “cooling off” period of 10 business days between (i) the date when either it is announced that someone has become an “Acquiring Person” (as defined in the Restated Rights Agreement) or a majority of the Board of Directors of the Company has actual knowledge that someone has become an Acquiring Person and (ii) the date when the Rights (as defined in the Restated Rights Agreement) become irrevocably triggered.

The foregoing description of the Restated Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Restated Rights Agreement, which is incorporated herein by reference, and the Restated Rights Agreement Amendment, which is incorporated herein by reference. A copy of the Restated Rights Agreement and Restated Rights Agreement Amendment are attached hereto as Exhibits 4.1 and 4.2, respectively.

Item 3.03              Material Modification to Rights of Security Holders

The information included under Item 1.01 above is incorporated into this Item 3.03 by reference.

Item 8.01              Other Events.

On July 23, 2014, the Company issued a press release announcing the Restated Rights Agreement Amendment. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)	Exhibits.

4.1

Amended and Restated Rights Agreement, dated as of June 9, 2014, by and between ALCO Stores, Inc. and Computershare Trust Company, N.A. Filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 9, 2014 and incorporated herein by reference.

	4.2	First Amendment to Amended and Restated Rights Agreement, dated as of July 22, 2014, by and between ALCO Stores, Inc. and Computershare Trust Company, N.A.
	99.1	Press release, dated July 23, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCO STORES, INC.

Date: July 22, 2014	By:	/s/ Richard E. Wilson
Richard E. Wilson
President and Chief Executive Officer

EXHIBIT INDEX

4.1

Amended and Restated Rights Agreement, dated as of June 9, 2014, by and between ALCO Stores, Inc. and Computershare Trust Company, N.A. Filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K dated June 9, 2014 and incorporated herein by reference.

4.2	First Amendment to Amended and Restated Rights Agreement, dated as of July 22, 2014, by and between ALCO Stores, Inc. and Computershare Trust Company, N.A.
99.1	Press release, dated July 23, 2014.